                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2004

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

           Delaware                                               20-1558098
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     0-17287
                              ---------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (951) 699-4749
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed, Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

As previously disclosed, Outdoor Channel Holdings, Inc., an Alaska corporation ("Holdings-Alaska"), has completed its reincorporation from the state of Alaska into Delaware pursuant to a merger with and into Outdoor Channel Holdings, Inc., a Delaware corporation ("Holdings-Delaware"). Upon consummation of this merger, Holdings-Delaware has succeeded to Holdings-Alaska's reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended. Pursuant to this merger, the shares of common stock previously issued by Holdings-Alaska that were converted into shares of Holdings-Delaware are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, by operation of Rule 12g-3(a) thereunder.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By:  /s/ William A. Owen
     ------------------------------------------------
Name: William A. Owen
Title:  Chief Financial Officer

Dated:  October 29, 2004